                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 7, 2004
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                          DEL GLOBAL TECHNOLOGIES CORP.
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               (Exact name of registrant as specified in charter)

  New York                               0-3319                13-1784308
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  (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)              File Number)           Identification No.)

               One Commerce Park, Valhalla, NY                 10595
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               (Address of Principal Executive Offices)      (Zip Code)

        Registrant's telephone number, including area code (914) 686-3600
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         (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

            On July 12, 2004, the Registrant  announced (i) that it has resolved a dispute related to a motion filed on February 6, 2004 with respect to the  registration  of common  shares  underlying  warrants of the
            Registrant,  (ii) that it has obtained the final  approval  from the
            United States  District Court for the Southern  District of New York
            regarding the settlement with the Securities and Exchange Commission of previously  announced claims against the Registrant in connection with  the  restatement  of  financial  statements  filed  by  former management  for the fiscal years 1997  through the third  quarter of fiscal 2000 and (iii) that its Villa Sistemi Medicali  subsidiary in
            Italy was  awarded  an order  from the  Ministry  of Health  for the country of Romania for 100 remote control  radiographic/fluoroscopic
            ("R/F") systems.  For additional  information,  reference is made to the press release and Amendment No. 1 to the Warrant Agreement which are attached hereto as Exhibits 99.01 and 99.02,  respectively,  and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)  Financial Statements of Businesses Acquired.

                 Not Applicable.

            (b)  Pro Forma Financial Information.

                 Not Applicable.

            (c)  Exhibits.

                 99.01 Press Release dated July 12, 2004.

                 99.02  Amendment  No. 1 dated as of July 9, 2004 to the Warrant
                 Agreement  dated  as of  March  23,  2002  between  Del  Global
                 Technologies Corp. and Mellon Investor Services LLC.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DEL GLOBAL TECHNOLOGIES CORP.
                                           -----------------------------
                                                   (Registrant)

Date: July 13, 2004                        By: /s/ Walter F. Schneider
                                               ---------------------------------
                                               Walter F. Schneider
                                               President and Chief
                                               Executive Officer

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                                  EXHIBIT INDEX

          Exhibit No.                  Description
          -----------                  -----------

          99.01            Press Release dated July 12, 2004

          99.02            Amendment  No.  1 dated  as of  July  9,  2004 to the
                           Warrant Agreement dated as of March 23, 2002

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